UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-00179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820, New York, New York 10111

(Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

CENTRAL SECURITIES CORPORATION

NINETY-FOURTH ANNUAL REPORT

2022

[2]

SIGNS OF THE TIMES

“Five big technology stocks accounted for about a quarter of the U.S. stock market’s total declines last year, a bruising selloff reminiscent of the dot-com bust two decades ago” (Gunjan Banerji, The Wall Street Journal, January 2, 2023)

“Mortgage rates recorded their largest increase in any calendar year in 2022, a consequence of the Federal Reserve’s aggressive moves to calm inflation. The higher rates can add hundreds of dollars or more to a monthly mortgage payment, putting homeownership further out of reach for many in a market where prices remain elevated.” (Gina Heeb, The Wall Street Journal, December 29, 2022)

“America’s debt is now six times what it was at the start of the 21st century. It is the largest it has been, compared with the size of the U.S. economy, since World War II, and it’s projected to grow an average of about $1.3 trillion a year for the next decade.” (Jim Tankersley, The New York Times, January 22, 2023)

“Universities are being urged to safeguard against the use of artificial intelligence to write essays after the emergence of a sophisticated chatbot that can imitate academic work, leading to a debate over better ways to evaluate students in the future. ChatGPT, a program created by Microsoft-backed company Open AI that can form arguments and write convincing swaths of text, has led to widespread concern that students will use the software to cheat on written assignments.

“Academics, higher education consultants and cognitive scientists across the world have suggested universities develop new modes of assessment in response to the threat to academic integrity posed by AI. ChatGPT is a large language model trained on millions of data points, including large chunks of text and books. It produces convincing and coherent replies to questions by predicting the next plausible word in a sequence of words, but often its answers are inaccurate and require fact-checking.” (Christina Criddle and Bethany Staton, Financial Times, December 18, 2022)

“An MIT study examined a data set of 126,000 tweets in all categories of information – from science to terrorism to finance – and sorted them based on factual accuracy. The time taken for falsehoods to reach 1,500 people, they found, was six times shorter than it was for the truth. Meanwhile, 7 in 10 U.S. adult Twitter users say they get news on the site, and 80% of all tweets come from 10% of its users.” (Scott Galloway, Adrift, (page 126), September 2022)

“A study of how retail investors use cryptocurrency exchange apps suggests about three-quarters have lost money on Bitcoin, according to the Bank of International Settlements. Data spanning 95 countries from 2015 to 2022 indicates that the vast majority of app downloads occurred when Bitcoin’s price was above $20,000, the working paper from the Basel, Switzerland-based BIS says. The analysis says if we assume each new user bought $100 of Bitcoin in the month they installed the app and each month thereafter, 81% would have lost money.” (Sunil Jagtiani, Bloomberg, November 16, 2022)

“…a bubble needs three elements to inflate, just as a fire needs three elements - fuel, heat and oxygen – to keep burning. For a financial bubble, it’s marketability, speculation and cheap money.” (Tim Harford, Financial Times, January 26, 2023)

[3]

“Eight of the 10 largest private U.S. employers track the productivity metrics of individual workers, many in real time, according to an examination by The New York Times. Now digital productivity monitoring is also spreading among white-collar jobs and roles that require graduate degrees. Many employees, whether working remotely or in person, are subject to trackers, scores, ‘idle’ buttons, or just quiet, constantly accumulating records. Pauses can lead to penalties, from lost pay to lost jobs.” (Jodi Kantor and Arya Sundaram, The New York Times, August 14, 2022)

“The United States still has a stranglehold on the silicon chips that gave Silicon Valley its name, though its position has weakened dangerously. China now spends more money each year importing chips than it spends on oil. These semiconductors are plugged into all manner of devices, from smartphones to refrigerators, that China consumes at home or exports worldwide. Armchair strategists theorize about China’s ‘Malacca Dilemma’—a reference to the main shipping channel between the Pacific and Indian Oceans—and the country’s ability to access supplies of oil and other commodities amid a crisis. Beijing, however, is more worried about a blockade measured in bytes rather than barrels. China is devoting its best minds and billions of dollars to developing its own semiconductor technology in a bid to free itself from America’s chip choke. If Beijing succeeds, it will remake the global economy and reset the balance of military power.” (Chris Miller, Chip War (page XVIII), October 2022)

“Pandemic-related shortages combined with efforts to reduce carbon emissions are leading corporate executives to reconsider far-flung suppliers in low-cost jurisdictions. Growing tension between China and the west is also changing the calculus – German direct investment in China tailed off during Covid and has not rebounded. As companies decide which plants to modernize and when it makes sense to start over somewhere else, energy costs will clearly play a role. And here, the US has a crucial advantage over Europe: natural gas supplies are local, reliable and consistently cheaper, although the price gap has fluctuated wildly.” (Brooke Masters, Financial Times, November 2, 2022)

“The Inflation Reduction Act, signed into law by President Biden in August, was designed to promote battery-powered vehicles while providing incentives for companies to make them in North America. It is also designed to exclude rivals like China and Russia from the supply chain. But the details of how to apply those principles were left to the Treasury, which has had only four months to work through scores of brain-numbing technical details not fully addressed in the legislation. For example, to qualify for credits, at least 40 percent of the minerals in a vehicle’s battery, measured by their value, must come from the United States or a trade ally. The quota rises in steps to 80 percent in 2027. But it is devilishly difficult to track the origin of raw materials. And the law didn’t specify which countries should be considered trade allies.” (Jack Ewing, The New York Times, December 29, 2022)

“Many of the most prominent office developers in the U.S. are shifting gears, looking to buy or build real estate that isn’t office. Boston Properties Inc. is planning to develop 2,000 residential units up and down the East Coast. The firm, which owns more U.S. office space than any other publicly traded company, also is developing millions of square feet of lab and life-science space.…  The efforts come as the Covid-19 pandemic and rise of remote work have reordered American habits around the workplace, dimming the importance of office towers that populate city business districts. Shares of publicly traded office owners have broadly declined as investors and analysts worry that the companies’ growth prospects have been hurt by the likelihood of a long-term decline in office demand.” (Peter Grant, The Wall Street Journal, January 10, 2023)

[4]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1997	$434,423,053	$29.97						$273,760,444
1998	476,463,575	31.43	$.29	$1.65		$1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894
2021	1,332,590,581	48.87	.92	2.83		3.75		894,323,472
2022	1,132,835,676	40.48	.55	1.90		2.45		668,155,780

Dividends and distributions for the 25-year period:			$9.25	$38.09		$47.34

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 30, 2022 (the last trading day of the year), the closing market price was $33.39 per share.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2022, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2022	December 31, 2021
Net assets	$1,132,835,676	$1,332,590,581
Net assets per share of Common Stock	40.48	48.87
Shares of Common Stock outstanding	27,988,252	27,266,384

Comparative operating results are as follows:

	Year 2022	Year 2021
Net investment income	$14,664,129	$21,810,607
Per share of Common Stock	.54 *	.83	*
Net realized gain from investment transactions	52,832,845	75,563,512
Increase (decrease) in net unrealized appreciation of investments	(226,167,692)	256,202,578
Increase (decrease) in net assets resulting from operations	(158,670,718)	353,576,697

*Per-share data are based on the average number of Common shares outstanding during the year.

The Corporation declared two distributions to holders of Common Stock in 2022, $.20 per share paid on June 24 in cash and $2.25 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the total $2.45 paid, $.55 represents ordinary income and $1.90 represents long-term capital gains. A separate tax notice has been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 46% of the outstanding shares of Common Stock elected stock, and they received 797,817 Common shares at a price of $35.36 per share.

During 2022, the Corporation purchased 79,449 shares of its Common Stock at an average price of $34.36 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders declined by 11.5% during 2022. Over the same period, Central’s shares returned -19.9%. For comparative purposes, the S&P 500 Index declined by 18.1% while the Russell 2000, a broad index composed of smaller companies, declined by 20.5%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	12.9%	13.2%	12.5%
20	11.5%	11.3%	9.8%
30	11.9%	12.0%	9.6%
40	12.7%	13.0%	11.2%
50	12.2%	12.7%	10.3%

The fiscal and monetary stimulus response to the pandemic, combined with strong consumer demand and widespread supply shortages, led to an overheated economy in 2022. Unemployment neared its pre-pandemic multi-decade low, while inflation rose to the highest level seen in 40 years.

The Federal Reserve responded by reversing its policy of near-zero interest rates and active bond purchases. The Fed raised interest rates seven times during the year and constricted liquidity by slowly reducing its $9 trillion bond portfolio, resulting in deflationary pressure on asset prices and broad stock market declines. Residential mortgage rates nearly doubled.

Signs of a softening in inflation and some areas of consumer demand emerged as the year progressed, despite continued labor market strength. The index of leading economic indicators turned negative in July, while used car prices, home prices and housing transactions began to fall in the second half of the year. Leading companies including Alphabet, Amazon, Goldman Sachs, and Microsoft announced layoffs in early 2023.

Pandemic-related supply-chain snarls and Russia’s invasion of Ukraine revived long-dormant concerns about geopolitical risks and economic dependencies, challenging the post-Cold War political and economic status quo and raising the possibility of structurally higher long-term inflation and interest rates.

In the face of this shifting economic landscape Central maintained its approach of investing for the long-term. Our portfolio turnover remained in the single digits. We initiated no new positions in 2022. We completed the sale of our long-term holding in industrial laser manufacturer Coherent, Inc., which was acquired by II-VI Incorporated. We added to our position in II-VI, which subsequently renamed itself Coherent Corp., leaving us with a smaller overall position in the combined company. We also added to our existing position in MercadoLibre. We exited positions in Bank of New York Mellon, Cogent Communications, Heritage-Crystal Clean, MKS Instruments, and Star Group. We modestly reduced our positions in Hess and Motorola Solutions. We ended the year with 28 holdings, down from 34 at year-end 2021.

The most significant positive contributors to Central’s 2022 results on an absolute basis, in order of importance, were Hess, Progressive, and Merck. Our relative performance was helped by our overweight positions in financials and energy and our underweighting in consumer discretionary and technology companies. The largest detractors on an absolute basis, in order of importance, were Alphabet, Plymouth Rock, Meta Platforms, and Amazon.

Central’s largest and most important investment remains Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage $1.7 billion in personal and commercial auto, homeowners and umbrella insurance in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania. We currently own 23% of the shares outstanding.

[7]

In 2022 Plymouth Rock focused on addressing the industry-wide challenges of rate adequacy and loss cost severity in its home and auto businesses. A more complete discussion of Plymouth Rock’s year will be contained in its 2022 annual report which we expect will be available in April. The most current annual report may be found at www.plymouthrock.com/about/financial-information/annual-reports.

Central is an independent, internally managed closed-end investment company. Our primary objective is long-term growth of capital through the ownership of equity stakes in select companies operating in diverse industries. We aspire to invest with a time horizon of at least five years. Honest and capable management working in the long-term interest of all stockholders is of the utmost importance in our appraisal of investments. Finally, we attempt to purchase investments at a reasonable, if not a bargain price. Our approach requires intimate knowledge of the business and management of the companies we own. We believe Central’s ability to take a long-term view is advantageous to our stockholders.

A statement of Central’s investment objective, principal investment policies and the principal risks associated with an investment in Central’s common stock is provided beginning on page 25 of this report. We also include Management’s Discussion of Performance, beginning on page 9.

Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd         Andrew J. O’Neill

630 Fifth Avenue
New York, New York 10111
February 1, 2023

[8]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

CET NAV
CET Market
S&P 500 Index
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Central’s results to December 31, 2022 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return		Central’s Market Return		S&P 500 Index
1 Year	(11.47%	)	(19.89%	)	(18.13%	)
5 Year	10.71%		10.59%		9.41%
10 Year	12.89%		13.19%		12.54%
15 Year	9.09%		8.72%		8.79%
20 Year	11.45%		11.33%		9.79%
25 Year	9.31%		8.35%		7.63%
Value of $10,000 invested for the 25-year period	$92,578		$74,195		$62,826

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[9]

MANAGEMENT DISCUSSION OF PERFORMANCE

The Corporation’s net asset value, adjusted for the reinvestment of distributions to stockholders, decreased by 11.5% during 2022 while Central’s shares returned -19.9%. The dispersion between the NAV return and the share price return was driven by the Corporation’s trading discount to net asset value widening by approximately 8.7 percentage points during 2022 from 8.8% to 17.5%, reversing the narrowing that occurred in late 2021. The S&P 500 Index returned -18.1% during 2022, and the Russell 2000 Index fell -20.5%.

The economic conditions that had improved during 2021 as a result of central bank and fiscal policy responses to the global pandemic began to reverse in 2022. Although the labor market and consumer demand remained strong, the increase in inflation that began in late 2021 continued in the first half of 2022. In response, the Federal Reserve raised interest rates seven times during the year and began slightly reducing the bond portfolio it had acquired during the pandemic. The Fed’s actions resulted in a significant decline in asset prices both for equities and bonds.

The S&P 500 Index had its worst calendar year performance since 2008 after reaching an all-time high on January 3, 2022. The Index fell in October to its lowest level since early 2021 before rallying in the fourth quarter. Most sectors of the S&P 500 Index fell in 2022 as higher interest rates and fears of a recession reduced expectations for earnings, particularly for technology-related companies. Energy was the strongest sector, with oil prices sustaining levels above $80 per barrel, driven by the resumption of economic activity after the pandemic and the conflict in Ukraine.

Central maintained its approach of investing in a limited number of companies operating in diverse industries. We tend to hold these companies for the long-term, participating in the growth of earnings and cash flow over time rather than seeking to add value by trading between companies and sectors. We focus on bottom-up fundamentals rather than a top-down allocation of investments to economic sectors. We seek to construct a portfolio with opposing risks and without dependence upon any one theme or sector. During 2022, Central eliminated several positions that resulted in an increase in our average cash position to approximately 7% of assets. Our cash is invested in short-term U.S. Treasury bills or a money market fund also holding Treasury securities. This helped cushion the overall decline in the portfolio while providing a modest return as interest rates increased.

Significant positive contributors to Central’s absolute result were Hess, Progressive and Merck. Hess engages in the exploration, development, production, transportation, purchase and sale of crude oil, natural gas liquids and natural gas. Hess benefited from supportive oil and natural gas prices and progress in production and exploration from the large Guyana oil discovery in which it partners with Exxon Mobil and CNOOC. Hess returned almost 90% to Central for the year.

Progressive is one of the largest automobile, home and specialty insurance companies in the U.S. It returned almost 27% for the year, helped by its domestic US exposure and its better-than-industry profitability. Progressive’s early recognition of loss cost inflation exiting the pandemic and its steps to improve rates and shed unprofitable customers has positioned it to benefit from a hardening personal lines market.

Merck provides health solutions through its prescription medicines, vaccines, biologic therapies, animal health, and consumer care products. It returned 49% for Central this year thanks to positive clinical trial results for its new drug pipeline and the defensive nature of healthcare stocks.

Central maintained its significant investment in The Plymouth Rock Company, a privately issued, illiquid security. Plymouth Rock was a negative contributor to Central’s absolute performance in 2022, although its return outpaced the S&P 500 Index. While Plymouth Rock’s 2022 full year financial information is not yet available,

[10]

we expect that the company’s book value will decrease from the prior year due to the performance of its equity investments. We believe that the company avoided significant operating losses from adverse weather events. Plymouth Rock paid one dividend to Central that added to our return in 2022.

Other significant detractors on an absolute basis were Alphabet, Meta Platforms and Amazon.com. All three were impacted by a slowdown in growth resulting from consumer shifts back to in-person activities and a normalization of online behavior after the pandemic. Alphabet, the parent company of Google, provides web-based search, advertising, mobile software and other internet services. Alphabet shares declined 39% for Central in 2022. Meta Platforms, the parent company of Facebook and Instagram, engages in the development of social media applications. It builds technology that helps people connect, find communities, and grow businesses. Meta shares declined 64% in 2022. Amazon.com provides online retail shopping services and supports the technology of other companies through its Web Services business. Amazon shares declined 50%.

Among the Corporation’s other large investments, Charles Schwab and AON each generated positive returns helped by the rise in inflation and interest rates; Analog Devices and Motorola Solutions were down modestly but less than the broader stock market.

[11]

TEN LARGEST INVESTMENTS

December 31, 2022

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company Class A	$0.7	$258.7	22.8%	1982
Plymouth Rock underwrites and services $1.7 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Analog Devices, Inc.	5.8	73.0	6.4	1987

Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing and power management. It has $12 billion in global product sales to industrial, communications, automotive and consumer end-markets.

Hess Corporation	18.9	63.8	5.6	2017

Hess Corporation engages in the exploration, development, production, transportation, purchase and sale of crude oil, natural gas liquids and natural gas. Hess has production in the U.S., Asia and South America.

Motorola Solutions, Inc.	10.6	61.9	5.5	2000

Motorola Solutions, with sales of almost $9 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.

Progressive Corporation	25.7	56.4	5.0	2015
Progressive earns $48 billion in auto, home and other specialty insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.
The Charles Schwab Corporation	20.3	50.0	4.4	2016
Charles Schwab provides brokerage, banking and investment services to individuals, advisors and institutions and has $7 trillion in client assets. Schwab’s revenues were almost $21 billion in 2022.
AON plc Class A	29.1	45.0	4.0	2020
AON is a professional services provider, comprised of risk, insurance brokerage consulting and human capital advisory services, with almost $13 billion in revenues.
Alphabet Inc. Class A	26.0	44.1	3.9	2015
Alphabet provides web-based search, advertising, mobile software and other internet services at global scale. Alphabet’s $250 billion in revenues are predominantly from advertising.
American Express Company	24.0	39.9	3.5	2015
American Express is a global payments and travel company, offering charge and credit cards and travel services to consumers and businesses. AmEx generates revenues of over $50 billion.
Keysight Technologies, Inc.	2.3	34.2	3.0	2005
Keysight Technologies offers electronic measurement products and services using wireless, modular and software solutions with $5.4 billion in revenues.

[12]

DIVERSIFICATION OF INVESTMENTS

December 31, 2022

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2022	2021
Common Stocks:
Insurance Underwriters	2	$26,445,787	$315,082,250	27.8%	25.3%
Diversified Financial	3	61,826,600	117,736,500	10.4	10.8
Technology Hardware and Equipment	3	37,208,808	109,402,400	9.7	13.4
Semiconductor	3	13,824,938	95,830,750	8.5	8.9
Health Care	4	39,972,249	64,211,700	5.7	4.9
Energy	1	18,946,754	63,819,000	5.6	2.9
Diversified Industrial	3	26,394,285	57,964,860	5.1	6.4
Communication Services	2	56,316,118	56,149,000	5.0	9.7
Insurance Brokers	1	29,112,181	45,021,000	4.0	3.4
Real Estate	2	31,441,757	38,802,000	3.4	3.9
Retailing	2	17,052,361	27,788,640	2.4	3.6
Other	2	17,537,282	52,426,800	4.6	5.5
Short-Term Investments	3	87,134,686	87,134,686	7.7	1.2

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2022

(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2022
Coherent Corp.	45,000		380,000
Hess Corporation		10,000	450,000
Motorola Solutions, Inc.		10,000	240,000
Star Group L.P.		211,186	—

[13]

STATEMENT OF INVESTMENTS

December 31, 2022

Shares		Value
COMMON STOCKS 92.2%
	Banks 2.7%
230,000	JPMorgan Chase & Co.	$30,843,000

	Communications Services 5.0%
500,000	Alphabet Inc. Class A (a)	44,115,000
100,000	Meta Platforms Inc. Class A (a)	12,034,000
		56,149,000

	Diversified Financial 10.4%
270,000	American Express Company	39,892,500
300,000	Capital One Financial Corporation	27,888,000
600,000	The Charles Schwab Corporation	49,956,000
		117,736,500

	Diversified Industrial 5.1%
400,000	AerCap Holdings N.V. (a)	23,328,000
240,000	Brady Corporation Class A	11,304,000
54,000	Roper Technologies, Inc.	23,332,860
		57,964,860

	Energy 5.6%
450,000	Hess Corporation	63,819,000

	Health Care 5.7%
90,000	Johnson & Johnson	15,898,500
185,000	Medtronic plc	14,378,200
200,000	Merck & Co., Inc.	22,190,000
300,000	Roche Holding AG ADR	11,745,000
		64,211,700

	Insurance Brokers 4.0%
150,000	AON plc Class A	45,021,000

	Insurance Underwriters 27.8%
28,424	The Plymouth Rock Company Class A (b)(c)	258,658,400
435,000	Progressive Corporation	56,423,850
		315,082,250

	Real Estate 3.4%
1,000,000	Kennedy-Wilson Holdings, Inc.	15,730,000
700,000	Rayonier Inc.	23,072,000
		38,802,000

[14]

Shares		Value
	Retailing 2.4%
220,000	Amazon.com, Inc. (a)	$18,480,000
11,000	Mercadolibre, Inc. (a)	9,308,640
		27,788,640

	Semiconductor 8.5%
445,000	Analog Devices, Inc.	72,993,350
420,000	Intel Corporation	11,100,600
170,000	Wolfspeed, Inc. (a)	11,736,800
		95,830,750

	Software and Services 1.9%
90,000	Microsoft Corporation	21,583,800

	Technology Hardware and Equipment 9.7%
380,000	Coherent Corp. (a)(d)	13,338,000
200,000	Keysight Technologies, Inc. (a)	34,214,000
240,000	Motorola Solutions, Inc.	61,850,400
		109,402,400

	Total Common Stocks (cost $376,079,120)	1,044,234,900

SHORT-TERM INVESTMENTS 7.7%
	Money Market Fund 2.4%
27,307,570	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	27,307,570
Principal
	U.S. Treasury Bills 5.3%
$60,000,000	U.S. Treasury Bills 3.92%-4.00%, due 1/10/23-2/14/23 (e)	59,827,116

	Total Short-Term Investments (cost $87,134,686)	87,134,686

	Total Investments (cost $463,213,806) (99.9%)	1,131,369,586

	Cash, receivables and other assets less liabilities (0.1%)	1,466,090

	Net Assets (100%)	$1,132,835,676

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c)Valued based on Level 3 inputs. See Note 2.

(d)Formerly II-VI Incorporated.

(e)Valued based on Level 2 inputs. See Note 2.

See accompanying notes to financial statements.

[15]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Assets:
Investments:
Securities of unaffiliated companies (cost $375,368,520) (Note 2)	$785,576,500
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	258,658,400
Short-term investments (cost $87,134,686) (Note 2)	87,134,686	$1,131,369,586
Cash, receivables and other assets:
Cash	641,277
Dividends receivable	908,904
Operating lease right-of-use asset	2,730,902
Other assets	223,665	4,504,748
Total Assets		1,135,874,334
Liabilities:
Accrued expenses and other liabilities	134,467
Operating lease liability	2,904,191
Total Liabilities		3,038,658
Net Assets		$1,132,835,676
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 28,008,924 (Note 3)		$28,008,924
Surplus:
Paid-in	$432,750,426
Total distributable earnings, including net unrealized appreciation of investments	672,777,452	1,105,527,878
Treasury Stock, at cost (20,672 shares of Common Stock) (Note 3)		(701,126)
Net Assets		$1,132,835,676
Net Asset Value Per Common Share (27,988,252 shares outstanding)		$40.48

See accompanying notes to financial statements.

[16]

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Investment Income
Income:
Dividends from unaffiliated companies (net of foreign withholding taxes of $130,274)	$10,435,815
Dividends from affiliated companies (Note 5)	9,344,958
Interest	905,872	$20,686,645

Expenses:
Investment research	2,343,202
Administration and operations	2,009,370
Occupancy and office operating expenses	429,791
Directors’ fees	342,030
Information services and software	208,420
Legal, auditing and tax preparation fees	203,142
Stockholder communications and meetings	110,059
Franchise and miscellaneous taxes	101,965
Transfer agent, registrar and custodian fees and expenses	99,503
Miscellaneous	175,034	6,022,516
Net investment income		14,664,129

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	52,832,845
Decrease in net unrealized appreciation of investments in unaffiliated companies	(192,058,892)
Decrease in net unrealized appreciation of investments in affiliated companies (Note 5)	(34,108,800)
Net loss on investments		(173,334,847)
Decrease in Net Assets Resulting from Operations		($158,670,718)

See accompanying notes to financial statements.

[17]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	2022	2021
From Operations:
Net investment income	$14,664,129	$21,810,607
Net realized gain from investment transactions	52,832,845	75,563,512
Increase (decrease) in net unrealized appreciation of investments	(226,167,692)	256,202,578
Increase (decrease) in net assets resulting from operations	(158,670,718)	353,576,697
Distributions To Stockholders:
From distributable earnings	(66,706,890)	(98,414,637)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	28,210,809	40,607,897
Issuance of shares of Common Stock to directors and employees	142,030	484,130
Cost of treasury stock purchased	(2,730,136)	—
Increase in net assets from capital share transactions	25,622,703	41,092,027
Total increase (decrease) in net assets	(199,754,905)	296,254,087
Net Assets:
Beginning of year	1,332,590,581	1,036,336,494
End of year	$1,132,835,676	$1,332,590,581

See accompanying notes to financial statements.

[18]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2022

Cash Flows from Operating Activities:
Decrease in net assets from operations		($158,670,718)
Adjustments to decrease in net assets from operations:
Proceeds from securities sold	$100,654,762
Purchases of securities	(4,184,112)
Return of capital received from portfolio companies	953,434
Net increase in short-term investments	(70,800,363)
Net realized gain from investments	(52,832,845)
Decrease in net unrealized appreciation of investments	226,167,692
Non-cash operating lease expense	173,289
Non-cash stock compensation	142,030
Depreciation and amortization	7,392
Changes in operating assets and liabilities:
Increase in dividends receivable	(216,422)
Increase in other assets	(107,578)
Decrease in accrued expenses and other liabilities	(31,928)
Total adjustments		199,925,351
Net cash provided by operating activities		41,254,633
Cash Flows from Financing Activities:
Dividends and distributions paid	(38,496,081)
Treasury stock purchased	(2,730,136)
Cash used in financing activities		(41,226,217)
Net increase in cash		28,416
Cash at beginning of year		612,861
Cash at end of year		$641,277

Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities not included herein consist of:
Increase to operating lease right-of-use asset and liability from lease modification	$2,799,993
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$28,210,809
Issuance of shares of Common Stock to directors	$142,030

See accompanying notes to financial statements.

[19]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for utilities and for increases in building operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[20]

NOTES TO FINANCIAL STATEMENTS — Continued

The Corporation’s investments as of December 31, 2022 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$785,576,500	—	$258,658,400	$1,044,234,900
Short-term investments	27,307,570	$59,827,116	—	87,134,686
Total	$812,884,070	$59,827,116	$258,658,400	$1,131,369,586

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2021	$292,767,200
Change in unrealized appreciation of investments in affiliated companies included in decrease in net assets from operations	(34,108,800)
Balance as of December 31, 2022	$258,658,400

Unrealized appreciation of Level 3 investments still held as of December 31, 2022 decreased during the year by $34,108,800, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of December 31, 2022, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.3; average: 1.7); price-to-historical earnings (range: 12.4–33.9; average: 20.7); and price-to-forward earnings estimates (range: 14.5–34.9; average: 22.8). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 12% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 40%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock and Dividend Distributions—The Corporation purchased 79,449 shares of its Common Stock in 2022 at an average price of $34.36 per share representing an average discount from net asset value of 16.2%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2022, $.20 per share paid on June 24 in cash and $2.25 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 22 distribution, 58,777 treasury shares were distributed and 739,040 shares of Common Stock were issued, all at a price of $35.36 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $14,975,253 and long-term capital gain $51,731,637; for 2021, it was $24,144,391 and $74,270,246, respectively. As of December 31, 2022, for tax purposes, undistributed ordinary income was $1,190,593 and undistributed long-term realized capital gain was $3,789,491. Dividends and distributions are determined in accordance with income tax

[21]

NOTES TO FINANCIAL STATEMENTS — Continued

regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; for the year ended December 31, 2022 such adjustments were approximately $456,000 primarily due to non-deductible employee compensation.

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2022, excluding short-term investments, were $4,184,112 and $100,654,762, respectively.

As of December 31, 2022, the tax cost of investments was $463,213,806. Net unrealized appreciation was $668,155,780 consisting of gross unrealized appreciation and gross unrealized depreciation of $703,834,664 and $35,678,884, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2022, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $34,108,800 and the Corporation received dividends of $9,344,958 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer and President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2022, the Corporation’s only restricted security was 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had an estimated fair value of $258,658,400 at December 31, 2022, which was equal to 22.8% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2022.

8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2022 was $3,433,000.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2022, the Corporation contributed $229,350 to the plan, which represented 15% of total qualifying compensation.

Until March 20, 2022, the Corporation maintained an incentive compensation plan (the “2012 Plan”) which permitted the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan was administered by the Corporation’s Compensation and Nominating Committee.

Pursuant to the terms of the 2012 Plan, each non-employee director was awarded 500 shares of vested unrestricted Common Stock upon re-election at the Corporation’s annual meeting. During the year ended December 31, 2022, non-employee directors were granted a total of 3,500 shares of Common Stock at a grant date value of $40.58 per share. The value was the average of the high and low prices of the Corporation’s Common Stock on the grant date. The aggregate share value of $142,030 plus cash payments of $200,000 made to all non-employee directors are included in Directors’ fees expense in the accompanying Statement of Operations. No awards were made to employees during 2022.

9. Operating Lease—The Corporation leased office space under a lease that was scheduled to expire on June 30, 2022. The lease included fixed payments for occupancy and certain utilities and variable payments relating to the Corporation’s share of increases in building operating expenses and real estate taxes. Effective April 27,

[22]

NOTES TO FINANCIAL STATEMENTS — Continued

2022, the lease was amended to extend the lease term until June 30, 2033. Under the amended lease, utility costs will no longer be fixed monthly payments. The landlord has also agreed to abate the fixed rent for 12 months commencing July 1, 2022 and to reimburse the Corporation for certain renovation costs that the Corporation expects to incur. After June 30, 2027, the landlord may offer the Corporation comparable substitute space under similar terms; if the Corporation does not accept the substitute space, it may terminate the lease 10 months after it delivers notice of such non-acceptance.

The lease extension is accounted for as a lease modification as of the effective date. The Corporation determined that the lease was an operating lease. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding right-of-use asset at approximately $2.9 million, which was the present value of the fixed payments less estimated incentive payments to be received under the lease using a discount rate of 4.89%.

Total lease expense for the year ended December 31, 2022 was $365,426 substantially all of which was operating lease cost.

Fixed amounts due under the lease as of December 31, 2022 are as follows:

2023	$206,737
2024	413,475
2025	413,475
2026	413,475
2027	413,475
2028-2033	2,439,503
Total undiscounted lease payments	4,300,140
Less: lease incentives receivable	(413,475)
Less: imputed interest	(982,474)
Total lease liability	$2,904,191

[23]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2022. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value, beginning of year	$48.87	$39.49	$38.42	$30.02	$32.86
Net investment income (a)	.54	.83	.70	.47	.54
Net realized and unrealized gain (loss) on securities (a)	(6.35)	12.64	2.20	9.38	(1.91)
Total from investment operations	(5.81)	13.47	2.90	9.85	(1.37)
Less:
Dividends from net investment income	.55	.86	.70	.47	.55
Distributions from capital gains	1.90	2.89	1.00	.88	.90
Total distributions	2.45	3.75	1.70	1.35	1.45
Net change from capital share transactions	(.13)	(.34)	(.13)	(.10)	(.02)
Net asset value, end of year	$40.48	$48.87	$39.49	$38.42	$30.02
Per share market value, end of year	$33.39	$44.58	$32.64	$33.10	$24.83
Total return based on market (%)	(19.89)	49.39	4.12	39.03	(4.51)
Total return based on NAV (%)	(11.47)	35.26	8.39	33.31	(3.88)
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,132,836	$1,332,591	$1,036,336	$994,595	$765,343
Ratio of expenses to average net assets (%)	.50	.54	.66	.66	.69
Ratio of net investment income to average net assets (%)	1.22	1.75	1.94	1.32	1.63
Portfolio turnover rate (%)	.37	9.12	11.93	7.00	8.04

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[24]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the Corporation), including the statement of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2022, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian or the investee directly. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, New York
February 2, 2023

[25]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES,
AND PRINCIPAL RISKS

Investment Objective and Principal Investment Policies

The Corporation’s investment objective is long-term growth of capital. Income received from investments is a secondary consideration.

In pursuing its investment objective, the Corporation invests primarily in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. It is Central’s goal to own companies that it believes will generate superior returns when compared with the broad market and preserve the Corporation’s capital in an inflationary environment. A guiding principle is the consideration of equity securities as units of ownership of a business and the purchase of them when the price appears to be low in relation to the value of the total enterprise. The Corporation’s objective may be changed without a vote of a majority of the Corporation’s voting securities.

Central owns a limited number of companies, and it invests for the long-term. Honest management working in the interests of all shareholders is of the utmost importance in the appraisal of investments. The Corporation may sell securities for a variety of reasons, including excessive valuation, deteriorating results or to redeploy assets into more promising opportunities.

The Corporation is not restricted as to the types of securities (e.g., equity, fixed income) in which it invests. The Corporation may invest in securities of issuers with any market capitalization. The Corporation is not required to be fully invested in securities and generally maintains a portion of its total assets in cash and securities considered to be cash equivalents.

The Corporation has not adopted the practice of concentrating its investments in any particular industry or group of industries and does not contemplate changing its policy or restricting its field of investment. The Corporation is permitted to borrow money, subject to the limits of the Investment Company Act of 1940, as amended. These are fundamental policies and may not be changed without a vote of a majority of the Corporation’s voting securities.

The Corporation also has fundamental policies relating to the issuance of senior securities, the underwriting of securities of other issuers, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of a majority of the Corporation’s voting securities. The Corporation has a non-fundamental policy permitting it to engage in the writing, sale and purchase of options and may make short sales. The Corporation has not utilized these policies in recent years and does not contemplate using any one of them in an amount greater than 5% of the Corporation’s assets unless stockholders are notified of such intention at least 60 days in advance.

Principal Risks

As with any investment, you could lose all or part of your investment in the Corporation, and the Corporation’s investment performance could trail that of other investments. Investment in the Corporation is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Corporation’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

An investment in the Corporation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[26]

The Corporation has a substantial portion of its assets invested in the common stock of The Plymouth Rock Company Incorporated, a privately issued, illiquid security.  The investment in Plymouth Rock is subject to many of the risks described further below.

Market Risk. The market values of the Corporation’s investments may decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises.

Active Management Risk. Performance of individual securities can vary widely. The investment decisions of management of the Corporation may cause the Corporation to underperform other investments or benchmark indices. The Corporation may also underperform other investment companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company. An issuer in which the Corporation invests may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Corporation’s performance. The Corporation may not buy securities at the lowest possible prices or sell securities at the highest possible prices.

Non-Diversification Risk. The Corporation is a “non-diversified” investment company, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Corporation has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Corporation’s NAV.

Sector Risk. At times, the Corporation may have a significant portion of its assets invested in securities of companies conducting business within one or more broad economic sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Corporation more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. In addition, at times, an economic sector that the Corporation is invested in may be out of favor and underperform other sectors or the market as a whole.

Illiquid Investments Risk. The Corporation may invest a significant portion of its net assets in illiquid investments. An illiquid investment is any investment that the Corporation reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Corporation holds illiquid investments, the illiquid investments may reduce the returns of the Corporation because the Corporation may be unable to transact at advantageous times or prices. An inability to sell securities, at the Corporation’s desired price or at all, can adversely affect the Corporation’s value or prevent the Corporation from being able to take advantage of other investment opportunities.

Privately Issued Securities Risk. The Corporation may invest in privately issued securities. Privately issued securities are securities that have not been registered under the Securities Act of 1933, as amended, and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Corporation.

Valuation Risk. The price the Corporation could receive upon the sale of a security or other asset may differ from the Corporation’s valuation of the security or other asset, particularly for securities or other assets for which there is no public market, that trade in low volume or volatile markets, or that are valued using an estimated fair

[27]

value methodology. In addition, the value of the securities or other assets in the Corporation’s portfolio may change on days or during time periods when stockholders will not be able to purchase or sell the Corporation’s shares.

Market Price of Shares Risk. Shares of common stock of closed-end investment companies like the Corporation often trade in the market at prices lower than (discount to) or higher than (premium to) their NAV. The Corporation cannot predict whether its listed stock will trade at, below or above NAV. Market price risk is a risk separate and distinct from the risk that the Corporation’s NAV will decrease. The Corporation’s shares have generally traded at a discount to the Corporation’s NAV.

In addition to NAV, the market price of shares may be affected by such factors as the Corporation’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Leverage Risk. The Corporation may borrow money from banks or financial institutions. The Corporation may borrow money to make additional investments or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends or other distributions and the settlement of securities transactions that otherwise might require untimely dispositions of the Corporation’s holdings. The use of borrowed money is known as “leverage.”

The use of leverage creates certain risks for the Corporation’s stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its NAV and the market price of its Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Corporation’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Corporation incurs capital losses, the return of the Corporation will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders could be reduced or potentially eliminated. The Corporation also may be required to sell investments in order to make interest or principal payments on borrowings used for leverage when it may be disadvantageous to do so.

Stockholder Concentration Risk. A significant portion of the Corporation’s shares are held by a private foundation. This may result in a decreased market for the Corporation’s shares or in downward pressure on the market price of the Corporation’s shares if the foundation decided to sell all or a significant portion of its holding. Either of these factors may lead to the Corporation’s shares trading at a lower price or at a larger discount to net asset value.

Dependence on Key Personnel Risk. The Corporation is internally-managed and has a small number of employees. The loss of the services of certain key employees without suitable replacement may adversely affect the operation of the Corporation.

Status as a Regulated Investment Company. The Corporation has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification requires, among other things, compliance by the Corporation with certain distribution and investment requirements. Failure by the Corporation to qualify as a regulated investment company could result in the Corporation paying corporate income taxes which would reduce the Corporation’s investment performance.

[28]

OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2022 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[29]

SUMMARY OF CHANGE IN PORTFOLIO MANAGEMENT

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Corporation.

Effective January 1, 2022, John Hill, Chief Executive Officer and President of the Corporation, assumed primary responsibility for the day-to-day management of the Corporation’s investment portfolio from Wilmot Kidd. Mr. Hill has worked closely with Mr. Kidd in managing the portfolio since 2016 when he joined the Corporation. See page 30 for a summary of Mr. Hill’s background.

[30]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (71) Director since 2012	Managing Director, Scott-Macon Group, Inc. (investment banking)	None
SIMMS C. BROWNING (82) Director since 2005	Retired since 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (85) Director since 1982	Chairman, Clear Harbor Asset Management, LLC 2010-2020; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID C. COLANDER (75) Director since 2009	Professor of Economics, Middlebury College	None
JAY R. INGLIS (88) Director since 1973	Retired since 2014; Vice President and General Counsel, International Claims Management, Inc. prior thereto	None
DAVID R. POPPE (58) Director since 2020	President, Giverny Capital Asset Management since 2020; Private Investor, 2019; Chief Executive Officer, Ruane, Cuniff & Goldfarb (asset management) prior thereto	None
Interested Directors
JOHN C. HILL (49) Director since 2021	Chief Executive Officer, Central Securities Corporation; President since 2018; Vice President, 2016-2018; Analyst, Davis Advisors, prior thereto	None
WILMOT H. KIDD (81) Director since 1972	Chairman, Central Securities Corporation; Chief Executive Officer, 2018-2021; President, 1973-2018	Silvercrest Asset Management Group, Inc. (2013-2020)
WILMOT H. KIDD IV (43) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
MARLENE A. KRUMHOLZ (59)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (50)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (66)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
John C. Hill
Jay R. Inglis
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43078, Providence, RI 02940-3078
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	Not applicable.
(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.
(e)	Not applicable.
(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2022		2021
Audit fees	$141,500	(1)	$120,500	(1)
Audit-related fees	0		0
Tax fees	29,000	(2)	26,400	(2)
All other fees	0		0
Total fees	$170,500		$146,900

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2022 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee or by a member of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and David M. Poppe.

(b) Not applicable.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

●	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
●	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
●	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
●	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
●	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

●	We generally support stock option plans that are incentive based and not excessive.

●	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
●	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
●	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
●	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

●	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
●	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
●	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
●	We generally support share repurchase programs.
●	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
●	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

●	We generally support management’s proposals regarding the approval of independent auditors.
●	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

●	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

●	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) As of the date of this filing, Mr. John C. Hill, Chief Executive Officer and President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Hill has been Chief Executive Officer of the Corporation since January 1, 2022. He has also served as President of the Corporation since 2018. Mr. Hill joined the Corporation as a Vice President in 2016. He worked as an investment analyst with Davis Selected Advisers LP prior thereto. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Hill and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Hill’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Each of Mr. Hill’s and Mr. O’Neill’s bonus in 2022 was at the discretion of the Committee. Mr. Hill and Mr. O’Neill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2022, the value of Mr. Hill’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	22,406	$34.24	NA	NA
Month #4 (October 1 through October 31)	23,961	$34.78	NA	NA
Month #5 (November 1 through November 30)	12,410	$34.53	NA	NA
Month #6 (December 1 through December 31)	20,672	$33.92	NA	NA
Total	79,449	$34.36	NA	NA

All purchases were made in open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 7, 2023.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(3)	Not Applicable.

(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ John C. Hill
John C. Hill
Chief Executive Officer

February 10, 2023

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ John C. Hill
John C. Hill
Chief Executive Officer

February 10, 2023

Date

By:	/s/ Lawrence P. Vogel
Lawrence P. Vogel
Vice President and Treasurer

February 10, 2023

Date